SALOMON BROTHERS INVESTORS VALUE FUND INC.

(the “Fund”)

SUPPLEMENT DATED AUGUST 24, 2004

TO THE PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION

The following information supercedes the disclosure in the Prospectus and Statement of Additional Information of the Fund. Defined terms have the same meanings as set forth in the Prospectus and Statement of Additional Information.

Effective August 19, 2004, Mark McAllister, currently a co-manager of the Fund and Robert Feitler are responsible for the day-to-day management of the Fund. Mr. Feitler has been with the manager since 1995 and is a director of the manager.

SAM # 0620